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                                                                   EXHIBIT 10.16



                              EXTENSION AGREEMENT
                              -------------------


        This Extension Agreement entered into on the 21st day of December, 1998 by and between TUT SYSTEMS, INC., a Delaware corporation, having a place of business at 2495 Estand Way, Pleasant Hill, CA 94523 (hereinafter "TUT") and AND YET, INC., a California corporation, having a place of business at 3060 Buena Vista Way, Berkeley, California, 94708 (hereinafter "AND YET") and Marty Graham of 3060 Buena Vista Way, Berkeley, California 94708 (hereinafter "GRAHAM") is made with respect to the following facts.

                A. The Parties enter into an Agreement and General Release dated July 31, 1998 and August 12, 1998 (Prior Agreement).

                B. The Parties wish to extend the Prior Agreement with certain changes set forth below.

        NOW, THEREFORE, the Parties agree as follows.

        1. Paragraph 2 of the Prior Agreement is amended to change November 30, 1998 to June 30, 1999.

        2. TUT hereby assigns to AND YET, INC. all of its right, title and interest in the following patent applications. A separate assignment is attached and incorporated by reference into this Agreement.



        Title                   Serial No.              Filing Date
        -----                   ---------               -----------
"ENCODING/DETECTION METHOD      09/024,883              2/17/98
FOR DIGITAL DATA TRANSMITTER
WITH A SIGNAL HAVING
MULTIPLE LEVELS"

"ENCODING/DETECTION METHOD      08/889,220              7/23/97
FOR DIGITAL DATA"


                                       1
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        3. TUT shall obtain a release for GRAHAM from the lockup Agreement to permit GRAHAM to sell 25,000 shares (post reverse split) of TUT stock, such release to be obtained prior to an IPO.

        4. In all other respects the Parties affirm the terms and conditions of the Prior Agreement.

        Agreed to by:

Date:    12/23/98                                 /s/ Martin H. Graham
      --------------                    _______________________________________
                                                    Martin H. Graham

Date:    12/18/98                                  /s/ Matthew Taylor
      --------------                    _______________________________________
                                                     Matthew Taylor
                                                   TUT SYSTEMS, INC.

Consent of spouse:


Date:    12/23/98                                 /s/ Selma Graham
      --------------                    _______________________________________
                                                     Selma Graham


Date:    12/23/98                       And Yet, Inc.
      --------------

                                                  /s/ Martin H. Graham
                                        By: ____________________________________
                                                     Martin H. Graham